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                                                                      EXHIBIT 21

                         YORK INTERNATIONAL CORPORATION

                         SUBSIDIARIES OF THE REGISTRANT

Name and Jurisdiction of Incorporation                                                   Percent of Ownership
--------------------------------------                                                   --------------------
York Air Conditioning and Refrigeration, Inc. (Delaware)                                         100%
York F C Corporation (Delaware)                                                                  100%
Bristol Compressors, Inc. (Delaware)                                                             100%
Bristol Compressors Purchasing, Inc. (Delaware)                                                  100%
Bristol Scroll Compressors Co. LLC (Delaware)                                                    100%
Codorus Acceptance Corp. (Delaware)                                                              100%
Coil Services, Inc. (Delaware)                                                                   100%
Frigid Coil/Frick, Inc. (Delaware)                                                               100%
IMECO, Inc. (Delaware)                                                                           100%
Natkin Service Company (Delaware)                                                                100%
Evcon Holdings Inc. (Delaware)                                                                   100%
Evcon Industries, Inc. (Delaware)                                                                100%
York International (SA), Inc. (Delaware)                                                         100%
York Snow, Inc. (Delaware)                                                                       100%
York International Treasury Services Inc. (Delaware)                                             100%
York Receivables Funding LLC (Delaware)                                                          100%
York Foulk Road LLC (Delaware)                                                                   100%
Bristol Compressors Stock Holding Corporation (Delaware)                                         100%
York Revolving Credit Corporation (Delaware)                                                     100%
Imeco LLC (Delaware)                                                                             100%
Bristol Compresors Properties LLC (Delaware)                                                     100%
Evcon Supply, Inc. (Kansas)                                                                      100%
General Refrigermetics Corporation (New York)                                                    100%
York International Ltd. (Canada)                                                                 100%
Sabroe M&M Refrigeration, Inc. (Canada)                                                          100%
York International G.e.s.m.b.H. (Austria)                                                        100%
York International EOOD (Bulgaria)                                                               100%
York International Spol.s.r.o. (Czech Republic)                                                  100%
YORK Denmark ApS (Denmark)                                                                       100%
YORK K0leteknik ApS (Denmark)                                                                    100%
YORK Marine ApS (Denmark)                                                                        100%
Retech Refrigeration Technologies ApS (Denmark)                                                  100%
YORK Novenco ApS (Denmark)                                                                       100%
Reffin Holding ApS (Denmark)                                                                     100%
York Koeliteknik Foeroyar Sp/f (Denmark)                                                         100%
York Fire Fighting ApS (Denmark)                                                                 100%
Sabroe Finland Oy (Finland)                                                                      100%
York International S.A.S. (France)                                                               100%
York France S.A.S. (France)                                                                      100%
York Neige S.A.S. (France)                                                                       100%
Duplan Engineering S.A.S. (France)                                                               100%
IMEF S.A.S. (France)                                                                             100%
Alliancefroid S.A.S. (France)                                                                    100%
York France Management S.A.S. (France)                                                           100%
Gradius Lyon S.A.S. (France)                                                                     100%

                         YORK INTERNATIONAL CORPORATION

Name and Jurisdiction of Incorporation                                                   Percent of Ownership
--------------------------------------                                                   --------------------
Procardia SAS (France)                                                                           100%
York Deutschland GmbH (Germany)                                                                  100%
Sigma Frigo Therm Handellgeselschaft Gmbh (Germany)                                              100%
Aircon GmbH (Germany)                                                                            100%
BMK Kaelte and Energie - Technik Gmbh (Germany)                                                  100%
WTA Wartung und Vertrieb haustechnischer Anlagen GmbH (Germany)                                  100%
York Hellas S.A. (Greece)                                                                        100%
York International KFT (Hungary)                                                                 100%
York A.C.R. Ltd. (Ireland)                                                                       100%
CBAW S.r.l. (Italy)                                                                              100%
York International Italia S.r.l. (Italy)                                                         100%
York Neve S.r.l. (Italy)                                                                          95%
York International SIA (Latvia)                                                                  100%
YORK International Holding B.V. (Netherlands)                                                    100%
York International Services & Holding B.V. (Netherlands)                                         100%
York International B.V. (Netherlands)                                                            100%
YORK Novenco A.S. (Norway)                                                                       100%
YORK Kulde AS (Norway)                                                                           100%
York International sp.zo.o (Poland)                                                              100%
York Refrigeration, S.U., Lda. (Portugal)                                                        100%
York International SRL (Romania)                                                                 100%
York International AOZT (Russia)                                                                 100%
York International Spol.s.r.o. (Slovak Republic)                                                 100%
Supremeair (Proprietary) Limited (South Africa)                                                  100%
YORK Refrigeration, S.L. (Spain)                                                                 100%
York Holding AB (Sweden)                                                                         100%
York Refrigeration Sweden AB (Sweden)                                                            100%
YORK Marine AB (Sweden)                                                                          100%
YORK International AB (Sweden)                                                                   100%
YORK Bonus Energi AB (Sweden)                                                                    100%
Sabroe Refrigeration AB (Sweden)                                                                 100%
Tre AG (Switzerland)                                                                             100%
York International Ukraine (Ukraine)                                                             100%
Sabroe (UK) Holdings Ltd. (UK)                                                                   100%
York Refrigeration Ltd. (UK)                                                                     100%
Sabroe Limited (UK)                                                                              100%
Gram Refrigeration (UK) Ltd. (UK)                                                                100%
Preston Refrigeration Limited (UK)                                                               100%
VACR Limited (UK)                                                                                100%

                         YORK INTERNATIONAL CORPORATION

Name and Jurisdiction of Incorporation                                                   Percent of Ownership
--------------------------------------                                                   --------------------
York CEE Holdings Ltd. (UK)                                                                      100%
York Finance Limited (UK)                                                                        100%
York Food Systems Limited (UK)                                                                   100%
York International (Holdings) Ltd. (UK)                                                          100%
York International Limited (UK)                                                                  100%
Procardia (UK)                                                                                   100%
TTF Air Conditioning and Refrigeration Ltd. (UK)                                                 100%
YORK Refrigeration Scotland Limited (UK)                                                         100%
York International S.A. (Argentina)                                                              100%
York International Ltda. (Brazil)                                                                100%
York Refrigeracao Ltda. (Brazil)                                                                 100%
Sabroe Latin America S.A. (Cayman Islands)                                                       100%
YORK Chile S/A (Chile)                                                                           100%
York International Ltda. (Colombia)                                                              100%
York Air Conditioning & Refrigeration S.A. (Colombia)                                            100%
York International del Ecuador C.A. Interyork (Ecuador)                                          100%
York International, S.A. de C.V. (Mexico)                                                        100%
York Aire, S. de R.L. de C.V. (Mexico)                                                           100%
York Corporativo S. de R.L. de C.V. (Mexico)                                                     100%
York International S.R.L. (Peru)                                                                 100%
York International S.A. (Uruguay)                                                                100%
Saditel S.A. (Uruguay)                                                                           100%
York International S.A. (Venezuela)                                                              100%
York International Australia Pty, Ltd. (Australia)                                               100%
YORK Refrigeration Australia Pty. Ltd. (Australia)                                               100%
York Shanghai Air Conditioning and Refrigeration International Trading Co., Ltd. (China)         100%
York Wuxi Air Conditioning & Refrigeration Technology Company, Ltd. (China)                      100%
York Guangzhou Air Conditioning and Refrigeration Co. Ltd. (China)                               100%
Mei Yue (Shanghai) Air Conditioning & Refrigeration Co. Ltd. (China)                             100%
York International (Northern Asia) Limited (Hong Kong)                                           100%
YORK Refrigeration India Ltd. (India)                                                            100%
PT York Aditama Teknik (Indonesia)                                                               100%
YORK Japan Co. Ltd. (Japan)                                                                      100%
York International CH (Korea)                                                                    100%
York New Zealand Limited (New Zealand)                                                           100%
York Philippines, Inc. (Philippines)                                                             100%
York Refrigeration Philippines, Inc. (Philippines)                                               100%
York International Pte. Ltd. (Singapore)                                                         100%
Sabroe Properties Co., Ltd. (Thailand)                                                           100%

                         YORK INTERNATIONAL CORPORATION

Name and Jurisdiction of Incorporation                                                   Percent of Ownership
--------------------------------------                                                   --------------------
Sabroe Service Co., Ltd. (Thailand)                                                               100%
YORK Refrigeration (Thailand) Co. Ltd. (Thailand)                                                 100%
York A/C and Refrigeration Co. Ltd. (Thailand)                                                    100%
York Industrial (Thailand) Co., Ltd. (Thailand)                                                   100%
UPG International Ltd. (Thailand)                                                                 100%
York Air Conditioning & Refrigeration Ltd. Co. (Egypt)                                            100%
Arduman Mumessillik Klima Sanayi ve Ticaret AS (Turkey)                                           100%
Arduman Klima Sanayi Servisi AS (Turkey)                                                          100%
York Air Conditioning and Refrigeration FZE (U.A.E.)                                              100%
York A/C and Refrigeration (Lebanon) Ltd. (Lebanon)                                                98%
York-Wuxi Air Conditioning and Refrigeration Co. Ltd. (China)                                      80%
YORK Refrigeration Marine (China) Ltd. (China)                                                    100%
AfroCool (Pty) Ltd. (South Africa)                                                               74.9%
York-Taiwan, Inc. (Taiwan)                                                                         60%
York Refrigeration Marine U.S. Inc. (Delaware)                                                     50%
Sabroe OU (Estonia)                                                                               100%